                                                                  EXHIBIT 24(a)

                              POWER OF ATTORNEY

        KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Geoffrey B. Bloom, Stephen L. Gulis, Jr. and Blake W. Krueger, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 33-63727) under the Securities Act of 1933 (the "Registration Statement"), relating to the offer and sale of shares of Common Stock, $1.00 par value per share, of Wolverine World Wide, Inc. and any registration statement related to the offering contemplated by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                             /s/ Phillip D. Matthews
                                        ---------------------------------------

                                        Name:  Phillip D. Matthews
                                              ---------------------------------

                                        Title: Chairman
                                               --------------------------------

                              POWER OF ATTORNEY

        KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Geoffrey B. Bloom, Stephen L. Gulis, Jr. and Blake W. Krueger, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 33-63727) under the Securities Act of 1933 (the "Registration Statement"), relating to the offer and sale of shares of Common Stock, $1.00 par value per share, of Wolverine World Wide, Inc. and any registration statement related to the offering contemplated by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                               /s/  Geoffrey B. Bloom
                                        ---------------------------------------

                                        Name:  Geoffrey B. Bloom
                                              ---------------------------------

                                        Title: President, Chief Executive
                                               Officer and Director
                                               --------------------------------

                              POWER OF ATTORNEY

        KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Geoffrey B. Bloom, Stephen L. Gulis, Jr. and Blake W. Krueger, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 33-63727) under the Securities Act of 1933 (the "Registration Statement"), relating to the offer and sale of shares of Common Stock, $1.00 par value per share, of Wolverine World Wide, Inc. and any registration statement related to the offering contemplated by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                             /s/ Timothy J. O'Donovan
                                        ---------------------------------------

                                        Name:  Timothy J. O'Donovan
                                              ---------------------------------

                                        Title: Executive Vice President
                                               --------------------------------

                              POWER OF ATTORNEY

        KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Geoffrey B. Bloom, Stephen L. Gulis, Jr. and Blake W. Krueger, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 33-63727) under the Securities Act of 1933 (the "Registration Statement"), relating to the offer and sale of shares of Common Stock, $1.00 par value per share, of Wolverine World Wide, Inc. and any registration statement related to the offering contemplated by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                             /s/ Alberto L. Grimoldi
                                        ---------------------------------------

                                        Name:  Alberto L. Grimoldi
                                              ---------------------------------

                                        Title: Director
                                               --------------------------------

                              POWER OF ATTORNEY

        KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Geoffrey B. Bloom, Stephen L. Gulis, Jr. and Blake W. Krueger, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 33-63727) under the Securities Act of 1933 (the "Registration Statement"), relating to the offer and sale of shares of Common Stock, $1.00 par value per share, of Wolverine World Wide, Inc. and any registration statement related to the offering contemplated by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                               /s/ David T. Kollat
                                        ---------------------------------------

                                        Name:  David T. Kollat
                                              ---------------------------------

                                        Title: Director
                                               --------------------------------

                              POWER OF ATTORNEY

        KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Geoffrey B. Bloom, Stephen L. Gulis, Jr. and Blake W. Krueger, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 33-63727) under the Securities Act of 1933 (the "Registration Statement"), relating to the offer and sale of shares of Common Stock, $1.00 par value per share, of Wolverine World Wide, Inc. and any registration statement related to the offering contemplated by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        ---------------------------------------

                                        Name:  /s/ David A. Mehney
                                              ---------------------------------

                                        Title: Board Member
                                               --------------------------------

                              POWER OF ATTORNEY

        KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Geoffrey B. Bloom, Stephen L. Gulis, Jr. and Blake W. Krueger, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 33-63727) under the Securities Act of 1933 (the "Registration Statement"), relating to the offer and sale of shares of Common Stock, $1.00 par value per share, of Wolverine World Wide, Inc. and any registration statement related to the offering contemplated by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        ---------------------------------------

                                        Name:  /s/ Stuart J. Northrop
                                              ---------------------------------

                                        Title: Director
                                               --------------------------------

                              POWER OF ATTORNEY

        KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Geoffrey B. Bloom, Stephen L. Gulis, Jr. and Blake W. Krueger, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 33-63727) under the Securities Act of 1933 (the "Registration Statement"), relating to the offer and sale of shares of Common Stock, $1.00 par value per share, of Wolverine World Wide, Inc. and any registration statement related to the offering contemplated by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        ---------------------------------------

                                        Name: /s/  Joan Parker
                                              ---------------------------------

                                        Title: Director
                                               --------------------------------

                              POWER OF ATTORNEY

        KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Geoffrey B. Bloom, Stephen L. Gulis, Jr. and Blake W. Krueger, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 33-63727) under the Securities Act of 1933 (the "Registration Statement"), relating to the offer and sale of shares of Common Stock, $1.00 par value per share, of Wolverine World Wide, Inc. and any registration statement related to the offering contemplated by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                               /s/ J. A. Parini
                                        ---------------------------------------

                                        Name:  J. A. Parini
                                              ---------------------------------

                                        Title: Director
                                               --------------------------------

                              POWER OF ATTORNEY

        KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Geoffrey B. Bloom, Stephen L. Gulis, Jr. and Blake W. Krueger, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 33-63727) under the Securities Act of 1933 (the "Registration Statement"), relating to the offer and sale of shares of Common Stock, $1.00 par value per share, of Wolverine World Wide, Inc. and any registration statement related to the offering contemplated by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                        ---------------------------------------

                                        Name:  /s/ Elizabeth Sanders
                                              ---------------------------------

                                        Title: Director
                                               --------------------------------